SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 24, 2001



                                  VIZARIO, INC.
      ---------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




          NEVADA                     0-28073                    84-0920934
---------------------------   ------------------------   ----------------------
      (State or Other         (Commission File Number)       (I.R.S. Employee
Jurisdiction of Incorporation)                           Identification Number)


            1313 LAUREL STREET, SUITE 4, SAN CARLOS, CALIFORNIA 94070
 ------------------------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (650) 596-9300
    ------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                12373 EAST CORNELL AVENUE, AURORA, COLORADO 80014
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT.

          On May 4, 2001,VIZARIO, INC., previously known as GALLAGHER RESEARCH CORPORATION (the "Company") entered into a Stock Exchange Agreement and Plan of Reorganization (the "Agreement") with IMAGINON, INC., a Delaware corporation ("IMON"), and WIRELESS WEB DATA, INC., a Delaware corporation wholly owned by IMON ("WWDI"). Among other things, the Agreement provided for the Company's purchase from IMON of all the issued and outstanding capital stock of WWDI in exchange for the Company's issuance of 20,000,000 shares of its authorized but unissued common stock to IMON (the "Exchange"). On May 10, 2001, the Company filed with the Securities and Exchange Commission an Information Statement pursuant to SEC Rule 14f-1 under the Securities Exchange Act of 1934, as amended, which among other things described the proposed Exchange and change of control (the "Information Statement"). The Information Statement is incorporated by reference in this report.

          Effective May 24, 2001, the Company underwent a change of control in connection with the consummation of the Exchange in which (i) the sole director of the Company resigned, and persons designated by WWDI became the Company's board of directors; (ii) the Company's executive officers resigned their positions, and the new board of directors appointed replacement officers; and
(iii) IMON, as the sole shareholder of WWDI, became the holder of 20,000,000 shares of the Company's common stock, out of 24,768,000 shares issued and outstanding, or approximately 80.75% of the Company's voting shares.

          Upon consummation of the Exchange, Stephen M. Siedow (the Company's only director and executive officer) resigned from the Board of Directors and all officerships, and the following persons became the directors and executive officers of the Company:

          James  W.  Newcomb,  Director, President, Chief Executive Officer, and
               Chief  Financial  Officer
          David  Caney,  Director,  Secretary
          David  Schwartz,  Director

          Biographical information concerning the new directors and executive officers is set forth in the Information Statement.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

          At consummation of the Exchange on May 24, 2001, the Company acquired ownership of all the 6,000,000 issued and outstanding capital shares of WWDI, and issued a total of 20,000,000 shares to IMON in exchange. Immediately following the Exchange, the Company had a total of 24,768,000 common shares issued and outstanding. As a result of the Exchange, WWDI became a wholly owned subsidiary of the Company. The Company believes that the Exchange will qualify as a tax-free reorganization pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

          The 20,000,000 common shares issued in the Exchange were not registered under the Securities Act of 1933, as amended ("Act"), but were issued in reliance upon the exemption from registration provided by Section 4(2) of the Act, on the basis that the Exchange is a transaction not involving a public offering. All certificates evidencing the shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

          Further information concerning WWDI, its business, risk factors related to its business, plan of operation and other information is set forth in the Information Statement.

ITEM 5.   OTHER EVENTS

          On May 25, 2001, the Company filed with the Secretary of State of the State of Nevada, a Certificate of Amendment of Certificate of Incorporation changing the Company's name from Gallagher Research Corporation to Vizario, Inc.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED

               The audited financial statements of Wireless Web Data, Inc., consisting of balance sheet and statements of operations, stockholders' equity (deficit) and cash flows for the period from inception (July 17, 2000) through December 31, 2000, together with footnotes, are incorporated by reference to the Company's Information Statement pursuant to Rule 14f-1 filed on May 10, 2001, which included such audited statements.

               The interim unaudited financial statements of Wireless Web Data, Inc., consisting of balance sheet and statements of operations, stockholders' equity (deficit) and cash flows for the three months ended March 31, 2001, and the period from inception (July 17, 2000) through March 31, 2001, together with footnotes, are incorporated by reference to the Company's Information Statement pursuant to Rule 14f-1 filed on May 10, 2001, which included such unaudited statements.

          (b)  PRO  FORMA  FINANCIAL  INFORMATION

          UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION


On May 4, 2001, Gallagher Research Corporation (the "Registrant", or the "Company"), which subsequently changed its name to Vizario, Inc., entered into a Stock Exchange Agreement and Plan of Reorganization (the "Agreement") with ImaginOn, Inc., a publicly-held Delaware corporation ("IMON"), and its wholly-owned subsidiary, Wireless Web Data, Inc. ("WWDI"). WWDI, a development stage company, was formed as a Delaware corporation on July 17, 2000 by IMON, for the purpose of continuing development and commercialization of Internet and intranet database processing software for wireless applications. The Company is a publicly-traded, non-operating entity.

On May 24, 2001, pursuant to the Agreement, the Company acquired all 6,000,000 issued and outstanding common shares of WWDI owned by IMON. In exchange for the WWDI shares, the Company issued an aggregate of 20,000,000 shares of common stock to IMON. Immediately following the transaction, the Company has 24,768,000 shares of issued and outstanding common stock, and IMON holds 20,000,000 shares, or 80.7%, of the issued and outstanding common stock of the Company, of which 920,000 of the 20,000,000 shares were then subsequently transferred to officers and directors of IMON, reducing IMON's ownership percentage to 77%. The Company plans to record the acquisition of WWDI as an acquisition of the Company and a recapitalization of WWDI.

The accompanying unaudited pro forma condensed balance sheet gives effect to the acquisition as if it had been consummated on March 31, 2001. The accompanying unaudited pro forma condensed statements of operations for the three months ended March 31, 2001, and the year ended December 31, 2000, give effect to the acquisition, as if the transaction had been consummated on January 1, 2001, and January 1, 2000, respectively.

The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements of WWDI (included in an Information Statement filed by the Company with the Securities and Exchange Commission on May 10, 2001), as well as those of the Company. The unaudited pro forma condensed financial statements do not purport to present results which would actually have been obtained if the transaction had been in effect during the periods covered or any future results which may in fact be realized.

                                         GALLAGHER RESEARCH CORPORATION
                                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                                 MARCH 31, 2001

                                                Historical
                                        ---------------------------
                                         Gallagher      Wireless
                                          Research         Web         Pro forma
                                         Corporation    Data, Inc.    adjustments    Pro forma
                                        -------------  ------------  -------------  -----------
Current assets:
  Inventory                             $          -   $     2,289   $          -   $    2,289
                                        -------------  ------------  -------------  -----------

      Total assets (all current)        $          -   $     2,289   $          -   $    2,289
                                        =============  ============  =============  ===========


Liabilities and shareholders' deficit

Current liabilities:
  Accounts payable                      $      1,337   $         -   $          -   $    1,337
  Accrued expense                              7,203             -              -        7,203
  Payable to ImaginOn, Inc.                        -        69,448              -       69,448
                                        -------------  ------------  -------------  -----------

      Total liabilities (all current)          8,540        69,448              -       77,988
                                        -------------  ------------  -------------  -----------

Shareholders' deficit:
  Common stock                                   477         6,000      18,291 (A)      24,768
  Additional paid-in capital                     835             -     (28,143)(A)     (27,308)
  Accumulated deficit                         (9,852)      (73,159)      9,852 (A)     (73,159)
                                        -------------  ------------  -------------  -----------

      Total shareholders' deficit             (8,540)      (67,159)             -      (75,699)
                                        -------------  ------------  -------------  -----------

                                        $          -   $     2,289   $          -   $    2,289
                                        =============  ============  =============  ===========

        See notes to unaudited pro forma condensed financial statements.

                                 GALLAGHER RESEARCH CORPORATION
                     UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                               THREE MONTHS ENDED MARCH 31, 2001

                                           Historical
                                   --------------------------
                                     Gallagher      Wireless
                                     Research         Web         Pro forma
                                    Corporation    Data, Inc.    adjustments     Pro forma
                                   -------------  ------------  -------------   ------------

Revenues                           $          -   $        80   $          -    $        80
Cost of revenues                              -            26              -             26
                                   -------------  ------------  -------------   ------------

  Gross profit                                -            54              -             54
                                   -------------  ------------  -------------   ------------

Operating expenses:
  Research and development                    -        16,500              -         16,500
  Sales and marketing                         -         9,193              -          9,193
  General and administrative              1,337        22,517         (1,337)(B)     22,517
                                   -------------  ------------  -------------   ------------

                                          1,337        48,210         (1,337)        48,210
                                   -------------  ------------  -------------   ------------

Net loss                           $     (1,337)  $   (48,156)  $      1,337    $   (48,156)
                                   =============  ============  =============   ============

Basic and diluted loss per share              *                                 $         *
                                   =============                                ============

Weighted average number of common
  shares outstanding                  4,768,000                              (C) 24,768,000
                                   =============                                ============

                          * less than $0.01 per share

        See notes to unaudited pro forma condensed financial statements.

                                      GALLAGHER RESEARCH CORPORATION
                           UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                       YEAR ENDED DECEMBER 31, 2000

                                               Historical
                                   --------------------------------------
                                     Gallagher           Wireless
                                     Research               Web              Pro forma
                                    Corporation         Data, Inc.          adjustments     Pro forma
                                   -------------  -----------------------  -------------   ------------
                                                   (period from July 17,
                                                     2000 (inception)
                                                     through December
                                                         31, 2000)
Revenues                           $          -   $                    -   $          -    $         -
Cost of revenues                              -                        -              -              -
                                   -------------  -----------------------  -------------   ------------

  Gross profit                                -                        -              -              -
                                   -------------  -----------------------  -------------   ------------

Operating expenses:
  Research and development                    -                    5,500                         5,500
  Sales and marketing                         -                        -                             -
  General and administrative              2,293                   19,503         (2,293)(B)     19,503
                                   -------------  -----------------------  -------------   ------------

                                          2,293                   25,003         (2,293)        25,003
                                   -------------  -----------------------  -------------   ------------

Net loss                           $     (2,293)  $              (25,003)  $      2,293    $   (25,003)
                                   =============  =======================  =============   ============

Basic and diluted loss per share   $          *                                                      *
                                   =============                                           ============

Weighted average number of common
  shares outstanding                  4,768,000                                         (C) 24,768,000
                                   =============                                           ============

                          * less than $0.01 per share

        See notes to unaudited pro forma condensed financial statements.

                         GALLAGHER RESEARCH CORPORATION

                          NOTES TO UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL STATEMENTS

                      AS OF AND FOR THE THREE MONTHS ENDED
              MARCH 31, 2001, AND THE YEAR ENDED DECEMBER 31, 2000


1.   Description  of  the  transaction:

     On May 24, 2001, the Company acquired all 6,000,000 issued and outstanding common shares of WWDI owned by IMON. In exchange for the WWDI shares, the Company issued an aggregate of 20,000,000 shares of common stock to IMON. Immediately following the transaction, the Company has 24,768,000 shares of issued and outstanding common stock, and IMON holds 20,000,000 shares, or 80.7%, of the issued and outstanding common stock of the Company, of which 920,000 of the 20,000,000 shares were then subsequently transferred to officers and directors of IMON, reducing IMON's ownership percentage to 77%.

     The Company plans to record the acquisition of WWDI as an acquisition of the Company and a recapitalization of WWDI, in which historical shareholders' deficit of WWDI prior to the merger is to be retroactively restated for the equivalent number of shares exchanged in the merger after giving effect to any difference in the par value of the Company's and WWDI's common stock, with an offset to additional paid-in capital. The accumulated deficit of the acquirer (WWDI) is carried forward after the acquisition.

2.   Description  of  pro  forma  adjustments:

     (A) To reflect the acquisition of all the outstanding common of stock of WWDI (6,000,000 shares) in exchange for 20,000,000 shares of the Company's common stock. The transaction is recorded as a reverse acquisition. The purchase price applied to the reverse acquisition has been based on the net book value of the underlying assets of the Company prior to the transaction. The historical shareholders' deficit of WWDI prior to the merger is retroactively restated (a recapitalization) for the equivalent number of shares exchanged in the merger after giving effect to any difference in the par value of the Company's and WWDI's common stock, with an offset to additional paid-in capital. The accumulated deficit of the acquirer is carried forward after the acquisition.

     (B) To reflect the reverse merger as if it had occurred on January 1, 2001 and January 1, 2000. Since the Company is a non-operating entity at the date of the transaction, none of the expenses of the Company would have resulted during the three months ended March 31, 2001, had the transaction occurred on January 1, 2001, or during the year ended December 31, 2000, had the transaction occurred on January 1, 2000. Accordingly, the adjustments reflect the removal of these expense items.

     (C) The pro forma weighted average number of common shares outstanding represents the total number of common shares that are outstanding immediately after the merger.

          (c)  EXHIBITS

               The  following  exhibits  are  included  as  part of this report:

          2.1 Stock Exchange Agreement and Plan of Reorganization, dated as of May 4, 2001, by and among the Company, Imaginon Inc. and Wireless Web Data, Inc.

          3.1  Certificate  of  Incorporation  of  Wireless  Web  Data,  Inc.

          3.2  Bylaws  of  Wireless  Web  Data,  Inc.

          3.3 Certificate of Amendment as filed with the Nevada Secretary of State on May 25, 2001, changing the name of Gallagher Research Corporation to Vizario, Inc.

          10.1 Technology License Agreement dated April 23, 2001, between Imaginon, Inc. and Wireless Web Data, Inc.

          10.2 Warrant  granted  to  Gulfstream  Financial  Partners,  LLC

          10.3 Warrant  granted  to  World  Capital  Funding,  LLC.

          10.4 Warrant  granted  to  Robert  Griffin

          10.5 Warrant  granted  to  David  M.  Schwartz

          10.6 Warrant  granted  to  James  A.  Newcomb

          10.7 Warrant  granted  to  David  A.  Caney

          21.0 List  of  subsidiaries  of  the  Company

               WIRELESS WEB DATA, INC., a Delaware corporation

          99.1 The following document filed by Gallagher Research Company with the Commission pursuant to the Exchange Act is hereby incorporated herein by reference:
          Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 thereunder, filed on May 10, 2001.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VIZARIO, INC.




Date:  June  4,  2001                 By:  /s/  James  Newcomb
                                      ---------------------------------------
                                      James Newcomb, Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.    Description

2.1 Stock Exchange Agreement and Plan of Reorganization, dated as of May 4, 2001, by and among the Company, Imaginon Inc. and Wireless Web Data, Inc.

3.1            Articles  of  Incorporation  of  Wireless  Web  Data,  Inc.

3.2            Bylaws  of  Wireless  Web  Data,  Inc.

3.3 Certificate of Amendment as filed with the Nevada Secretary of State on May 25, 2001, changing the name of Gallagher Research Corporation to Vizario, Inc.

10.1 Technology License Agreement dated April 23, 2001, between Imaginon, Inc. and Wireless Web Data, Inc.

10.2           Warrant  granted  to  Gulfstream  Financial  Partners,  LLC

10.3           Warrant  granted  to  World  Capital  Funding,  LLC.

10.4           Warrant  granted  to  Robert  Griffin

10.5           Warrant  granted  to  David  M.  Schwartz

10.6           Warrant  granted  to  James  A.  Newcomb

10.7           Warrant  granted  to  David  A.  Caney

21.0           List  of  subsidiaries  of  the  Company:

               WIRELESS  WEB  DATA,  INC.,  a  Delaware  corporation

99.1 The following document filed by Gallagher Research Corporation with the Commission pursuant to the Exchange Act is hereby incorporated herein by reference:

               Information   Statement   pursuant  to  Section  14  (f)  of  the
               Securities Exchange Act of 1934 and Rule 14f-1 thereunder, filed on May 10, 2001.